UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2008

CARDIODYNAMICS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

California	0-11868	95-3533362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6175 Nancy Ridge Drive, Suite 300, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 535-0202

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of delisting or failure to satisfy a continued listing rule or standard; transfer of listing.

On April 15, 2008, CardioDynamics International Corporation (the “Company”) received a Nasdaq stock market staff deficiency letter from the listing qualifications department indicating that the Company’s common stock continues not to meet the minimum $1.00 bid price requirement set forth in Nasdaq Marketplace Rule 4310(c)(4).

The Company previously reported that on April 18, 2007, it had received a letter from Nasdaq indicating that it was not in compliance with the minimum bid price requirement set forth in Marketplace Rule 4450(a)(5) because its common stock had closed below $1.00 per share for 30 consecutive trading days. The letter stated that in accordance with Nasdaq Marketplace Rule 4450(e)(2), CardioDynamics would be afforded 180 calendar days, or until October 15, 2007, to regain compliance with the minimum bid requirement. In order to regain compliance, the Company’s stock would have had to meet or exceed the $1.00 minimum bid price for at least 10 consecutive business days.

The stock price did not regain compliance with the minimum bid requirement, therefore, on October 12, 2007, the Company applied to transfer its common stock from the Nasdaq Global Market, to the Nasdaq Capital Market. The transfer was approved by Nasdaq on October 22, 2007, and the Company was transferred to the Nasdaq Capital Market on October 25, 2007, at which time, in accordance with Nasdaq Marketplace Rule 4310(c)(8)(D), it was afforded a second 180 calendar days, until April 15, 2008, to regain compliance while listed on the Nasdaq Capital Market.

In anticipation that it would be unable to achieve the minimum bid price requirement by April 15, 2008, the Company filed definitive proxy material on March 27, 2008, relating to its Annual Meeting of Shareholders containing a proposal to effect a one for seven reverse stock split of the shares of its common stock to reduce the number of outstanding shares with the expectation that each share will trade at a higher price, thus allowing the Company to regain compliance and remain listed on the Nasdaq Capital Market. The proposal is subject to shareholder approval at the Company’s annual meeting of shareholders scheduled to be held on May 8, 2008.

A copy of the letter from Nasdaq and the Company’s press release announcing this information is attached to this report as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, issued on April 18, 2008, relating to the receipt of a Nasdaq notification.

99.2	Nasdaq staff deficiency letter dated April 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2008

CARDIODYNAMICS INTERNATIONAL CORPORATION

By:	/s/ Stephen P. Loomis
Name:	Stephen P. Loomis
Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, issued on April 18, 2008, relating to the receipt of a Nasdaq notification.

99.2	Nasdaq staff deficiency letter dated April 15, 2008.

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